PHILLIPS-VAN HEUSEN CORPORATION

                     1987 STOCK OPTION PLAN
                    (Including all amendments
                     through March 30, 1993)


1.   Purpose.

     The purposes of the 1987 Stock Option Plan (the "Plan") are to induce certain individuals to remain in the employ, or to continue to serve as directors, of Phillips-Van Heusen Corporation (the "Company") and its present and future subsi-diary corporations (each a "Subsidiary"), as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422A(b) of the Code) or (b) options which are not incentive stock options ("non-incentive stock options") or (c) a combination thereof, as determined by the Committee (the "Committee") referred to in Section 5 hereof at the time of the grant thereof.
2.   Effective Date of the Plan.

     The Plan became effective on April 2, 1987. The Plan was amended and restated effective as of January 3, 1991, and amended further as of April 4, 1991, February 4, 1993 and March 30, 1993.


3.   Stock Subject to Plan.

     2,500,000 (which number reflects all changes in the capitalization of the Company and amendments to the Plan prior to March 30, 1993) of the authorized but unissued shares of the common stock, $1.00 par value, of the Company (the "Common Stock") are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.
4.   Administration.

     The Plan shall be administered by the Committee referred to in Section 5 hereof. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 4 shall be conclusive.
Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.


5.   Committee.

     The Committee shall consist of two or more members of the Board both or all of whom shall be "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
The President of the Company shall also be a member of the Committee, ex-officio, whether or not he is otherwise eligible to be a member of the Committee. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held except that the Committee may delegate to any one of its members the authority of the Committee with respect to the grant of Options to persons who shall not be officers and/or directors of the Company. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee (or by the member of the Committee to whom authority has been delegated) shall be fully as effective as if it had been made at a meeting duly called and held.


6.   Eligibility.

     An Option may be granted only to a key employee of the Company or a Subsidiary. A director of the Company or a Subsidiary who is not an employee of the Company or a Subsidiary shall be eligible to receive an Option, but only as provided in
Section 21 hereof.


7.   Option Prices.

     A. The initial per share option price of any Option which is an incentive stock option shall be the price determined by the Committee, but not less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

     B. The initial per share option price of any Option which is a non-incentive stock option shall be the price determined by the Committee, but not less than 85% of the fair market value of a share of the Common Stock on the date of grant.

     C. For all purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be equal to (i) the closing sale price of the Common Stock on the New York Stock Exchange on the business day preceding such date or (ii) if there is no sale of the Common Stock on such Exchange on such business day, the average of the bid and asked prices on such Exchange at the close of the market on such business day.


8.   Option Term.

     Participants shall be granted Options for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof.

9.   Limitation on Amount of Incentive Stock Options Granted.

     The aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.


10.  Exercise of Options.

     A. A Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him and ending on the day next preceding the third anniversary of such date. A Participant may (i) during the period commencing on the third anniversary of the date of the granting of an Option to him and ending on the day next preceding the fourth anniversary of such date, exercise such Option with respect to one-third of the shares granted thereby, (ii) during the period commencing on such fourth anniversary and ending on the day next preceding the fifth anniversary of the date of the granting of such Option, exercise such Option with respect to two-thirds of the shares granted thereby, and (iii) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby.

     B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

     C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified; provided, however, that, if the Committee shall in its sole discretion so determine at the time of the grant of any Option, all or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value equal to the portion of the option price so paid; provided, further, however, that, subject to the require-ments of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

     D. The Board may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

     E. I. Notwithstanding the provisions of paragraph A of this Section 10, in the event that a Severance Event shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For the purposes of this paragraph E,

          (a) The term "Severance Event" shall mean the simultaneous or contemporaneous occurrence of a Change in Control and a Change in Chief Executive Officer or the occurrence of a Change in Chief Executive Officer at any time subsequent to a Change in Control.

          (b) A "Change in Chief Executive Officer" shall be deemed to occur if the individual who shall have the powers, duties, responsibilities and title of the Chief Executive Officer of the Company (or the consolidated, surviving or transferee Person (as defined in clause (c) of this division
     I) in the event of a consolidation, merger or sale of assets) immediately prior to the time of a Change in Control shall no longer have the same for any reason whatsoever, including his death.

          (c) A "Change in Control" shall be deemed to occur upon (i) the election of one or more individuals to the Board which election results in one-third of the directors of the Company consisting of individuals who have not been directors of the Company for at least two years, unless such individuals have been elected as directors by three-fourths of the directors of the Company who have been directors of the Company for at least two years; (ii) the sale by the Company of all or substantially all of its assets to any Person, the consolidation of the Company with any Person, the merger of the Company with any Person as a result of which merger the Company is not the surviving entity as a publicly held corporation; (iii) the sale or transfer of shares of the Company by the Company and/or any one or more of its stockholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-fourth, but less than one-half, of the shares of the Company having voting power for the election of directors, unless such sale or transfer has been approved in advance by three-fourths of the directors of the Company who have been directors of the Company for at least two years; or (iv) the sale or transfer of shares of the Company by the Company and/or any one or more of its stockholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-half of the shares of the

     Company having voting power for the election of directors; provided, however, that, if the Phillips Family shall together own (or be considered as owning after the appli-cation of the provisions of section 318 of the Code) at least one-half of the shares of the Company (or the consolidated, surviving or transferee Person in the event of a consolidation, merger or sale of assets) having voting power for the election of directors, no Change in Control shall be deemed to have occurred. For the purposes of this clause (c), (1) the term "Affiliate" shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any other Person, (2) the term "Person" shall mean any individual, partnership, firm, trust, corporation or other similar entity, (3) the term "Phillips Family" shall mean the descendants of Seymour Phillips, the spouses of any of them, the estates of them and of such spouses, and any trusts created for the primary benefit of any of them and/or such spouses, and (4) when two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company, such partnership, limited partnership, syndicate or group shall be deemed a "Person".

     II. In the event that a Change of Control shall occur, then, from and after the time of such event, neither the provisions of this paragraph E nor any of the rights of any Participant thereunder shall he modified or amended in any way.

11.  Transferability.

     No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him may be exercised only by him.


12.  Termination of Employment.

     In the event a Participant leaves the employ of the Company and the Subsidiaries, whether voluntarily or otherwise but other than by reason of his death or retirement, each Option thereto-fore granted to him which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant's termination of employment and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant is terminated for cause (as defined herein), each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate forthwith. For purposes of the foregoing, the term "cause" shall mean: (i) the commission by the Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by the Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries, or (iv) continued alcohol or other substance abuse that renders the Participant incapable of performing his material duties to the satisfaction of the Company and/or the Subsidiaries. In the event a Participant leaves the employ of the Company and the Subsidiaries by reason of his retirement, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of such retirement and the date of termination specified in such Option. In the event a Participant's employment with the Company and the Subsidiaries terminates by reason of his death, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of the qualification of a representative of his estate and the date of termination specified in such Option.

13.  Adjustment of Number of Shares.

     In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common
Stock then subject to any Option and for each share of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged. In the event that there shall be any change, other than as specified in this Section 13, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate. In the event of the dissolution or li-quidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of this Section 13, each Option, to the extent not theretofore exercised, shall terminate forthwith.
14.  Purchase for Investment, Withholding and Waivers.

     Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Par-ticipant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine. In the case of each non-incentive stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine.

15.  No Stockholder Status.

     Neither any Participant nor his legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16.  No Restrictions on Corporate Acts.

     Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17.  Declining Market Price.

     In the event the fair market value of the Common Stock declines below the option price set forth in any Option, the Committee may, at any time, adjust, reduce, cancel and re-grant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Common Stock; provided, however, that none of the foregoing actions may be taken without the prior approval of the Board.

18.  No Employment Right.

     Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary.


19.  Termination and Amendment of the Plan.

     The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13 hereof), or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised. Except as otherwise provided in Section 13 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

20.  Expiration and Termination of the Plan.

     The Plan shall terminate on April 1, 1997 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.


21.  Options for Outside Directors.

     A. A director of the Company who is not an employee of the Company or a Subsidiary (an "Outside Director") shall be eligible to receive an Option. Except as otherwise provided in this
Section 21, each such Option shall be subject to all of the terms and conditions of the Plan.

     B. I. At the first meeting of the Board immediately following each Annual Meeting of the Stockholders of the Company, each Outside Director shall be granted an Option, which shall be a non-incentive stock option, to purchase the number (calculated to the nearest l00 shares) of shares of the Common Stock derived by dividing $50,000 by the fair market value (as defined in Section 7C hereof) of a share of the Common Stock on the date of grant.
     II. The initial per share option price of each Option granted to an Outside Director shall be equal to the fair market value of a share of the Common Stock on the date of grant.

     III. The term of each Option granted to an Outside Director shall be ten years from the date of the granting thereof.

     IV. All or any portion of the payment required upon the exercise of an Option granted to an Outside Director may be made in kind by the delivery of shares of the Common Stock having a fair market value equal to the portion of the option price so paid.

     C. I. The provisions of Section 12 hereof shall not be applicable to any Option granted to an Outside Director.

     II. In the event an Outside Director ceases to be an Outside Director prior to his 65th birthday, whether voluntarily or otherwise but other than by reason of his death, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate forthwith.

     III. In the event an Outside Director ceases to be an Outside Director after his 65th birthday other than by reason of his death, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date on which he shall cease to be an Outside Director and the date of termination specified in such Option.

     IV. In the event of the death of an Outside Director, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of the qualification of a representative of his estate and the date of termination specified in such Option.

     D. The provisions of this Section 21 may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are not Outside Directors and the provisions of this Section 21 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the regulations or rules thereunder.